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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 22, 2002
                                                       -------------------

                         First Federal Bancshares, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   000-31753              37-1397683
          --------                   ---------              ----------

  (State or other Jurisdiction      (Commission            (IRS Employer
     of incorporation)              File Number)          Identification No.)


                109 East Depot Street, Colchester, Illinois 62326
                -------------------------------------------------
               (Address of principal executive offices)(Zip Code)

                                 (309) 776-3225
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)




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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          ------------------------------------

      On November 22, 2002, First Federal Bancshares, Inc. ("FFBI") consummated its acquisition of PFSB Bancorp, Inc. ("PFSB") pursuant to the Agreement and Plan of Merger, dated as of June 4, 2001, by and between FFBI and PFSB (the "Merger Agreement"). The merger was completed through the merger of PFSB with and into FFBI with FFBI being the surviving corporation in the merger. Pursuant to the terms of the Merger Agreement, each share of PFSB common stock, par value of $0.01 per share, that was issued and outstanding at the effective time of the merger was converted into the right to receive either $21.00 in cash or 1.203 shares of FFBI common stock, par value $0.01 per share. The issuance of FFBI common stock in the merger was subject to an allocation and proration process as described in the Merger Agreement. FFBI will issue a total of approximately 252,000 shares and pay a total of approximately $4.4 million to the former PFSB stockholders. FFBI will issue the stock consideration out of its treasury shares and has received dividends from First Federal Bank to pay the cash consideration. The press release issued by FFBI announcing the consummation of the merger is attached as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (a)   The  following   financial   statements  of   PFSB  appearing  in
               Appendix  E  of  the  Proxy  Statement/Prospectus  contained   in
               FFBI's Registration Statement on Form S-4 (File No. 333-97847) are incorporated hereby by reference:

               Independent Auditors' Report
               Consolidated Statements of Financial Condition as of
                  September 30, 2001 and 2000
               Consolidated Statements of Stockholders' Equity and Comprehensive
                  Income for the Years Ended September 30, 2001 and 2000
               Consolidated Statements of Income for the Years Ended
                  September 30, 2001 and 2000
               Consolidated Statements of Cash Flows for the Years Ended
                  September 30, 2001 and 2000
               Notes to Consolidated Financial Statements
               Consolidated Statement of Financial Condition as of
                  June 30, 2002 (unaudited)
               Consolidated  Statements  of  Income  for the  Three  and Nine
                  Months Ended June 30, 2002 and 2001 (unaudited)
               Consolidated Statements of Cash Flows for the Nine Months Ended
                  June 30, 2002 and 2001 (unaudited)
               Notes to Consolidated Financial Statements (unaudited)

         (b) The unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2002 and statement of income for the six months ended June 30, 2002 and the year ended December 31, 2002 and the notes to the unaudited


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               pro forma  condensed  combined  consolidated financial statements
               on  pages  59  through  65 of  the   proxy   statement/prospectus
               contained in FFBI's Registration Statement on Form S-4 (File No. 333-97847) are incorporated herein by reference.

         (c) Exhibits: The following exhibits are filed as part of this report:

         Exhibit No.    Description
         -----------    -----------

         2.1 Agreement and Plan of Merger, dated as of June 4, 2002, by and between First Federal Bancshares, Inc. and PFSB Bancorp, Inc. (Incorporated by reference to FFBI's Current Report on Form 8-K filed on June 6, 2002.)

         99.1           Press Release, dated November 22, 2002



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CONFORMED                         SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 25, 2002         By: /s/ James J. Stebor
                                     -------------------------------------------
                                     James J. Stebor
                                     President and Chief Executive Officer


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